UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2008

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-33805	26-0354783
(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0041

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2008, the Board of Directors (the “Board”) of Och-Ziff Capital Management Group LLC (the “Company”) appointed William C. Cobb to the Board, effective immediately, to serve as a Class II director until the Company’s 2009 annual meeting of shareholders.

Mr. Cobb retired from eBay, Inc. in early 2008 after eight years with the Company. He most recently served as President of eBay Marketplaces North America for four years and before then held several senior management positions at eBay, including Senior Vice President and General Manager of eBay International and Senior Vice President of Global Marketing. Prior to his tenure at eBay, Mr. Cobb held several senior marketing positions during 13 years at PepsiCo, Inc. and Tricon Global Restaurants, Inc. (spun-off from PepsiCo, Inc. in 1997 and now known as YUM! Brands, Inc.), including Chief Marketing Officer for Pizza Hut, International Chief Marketing Officer of Tricon, and Vice President of Pepsi Brands. Mr. Cobb currently serves as a director of Orbitz Worldwide, Inc. where he is a member of the Audit and Compensation Committees. Mr. Cobb is also a director of Pacific Sunwear of California Inc. Mr. Cobb holds a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

The Board has determined that Mr. Cobb is an independent director for purposes of the New York Stock Exchange (the “NYSE”) listed company standards and the independence standards set forth in the Company’s Corporate Governance Guidelines. The Board has appointed Mr. Cobb to serve as a member of its Audit and Compensation Committees. Mr. Cobb’s appointment to the Audit Committee fulfills the Company’s obligation under the rules of the NYSE to appoint a third independent director to its Audit Committee and to have a Compensation Committee comprised solely of independent directors within one year of its November 2007 listing. In connection with Mr. Cobb’s appointment to these Committees, Joel Frank, the Company’s Chief Financial Officer, was removed from them.

As an independent director, the Board has approved a grant to Mr. Cobb of Class A Restricted Share Units (the “RSUs”) having a value of $300,000 (with the number of RSUs to be determined by the average closing price of the Company’s Class A Shares for the month of September), which will vest in three equal annual installments on the anniversary date of his appointment subject to Mr. Cobb’s continued service. As an independent director, Mr. Cobb also will receive a $50,000 annual cash retainer for service on the Board. Mr. Cobb will be reimbursed for reasonable costs and expenses in attending meetings of our Board and committees thereof.

There are no relationships or related transactions between Mr. Cobb and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On September 19, 2008, the Company announced that its Board of Directors approved a record date of October 1, 2008 for a third quarter 2008 cash dividend on its Class A shares, which represent Class A limited liability company interests of the Company. The Company anticipates that the exact amount of and payment date for the dividend will be determined and announced during the fourth quarter of 2008.

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of Och-Ziff Capital Management Group LLC with respect to, among other things, the Company’s anticipated payment of its third quarter dividend, its future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “ would,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

        If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 26, 2008. Any forward-looking statements contained in this Current Report on Form 8-K are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This Current Report on Form 8-K and the information contained herein does not constitute an offer of any Och-Ziff fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Joel M. Frank
Joel M. Frank
Chief Financial Officer

September 19, 2008